Investor Presentation Second Quarter 2019

Forward Looking Statement Disclosure Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2018, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. . 2

Presentation Contents About First Financial Bancorp Financial Performance Appendix 3

Company Overview Overview Lines of Business Founded: 1863 Commercial Headquarters: Cincinnati, Ohio C&I, O-CRE, ABL, Equipment Finance, Treasury Retail Banking Banking Centers: 159 Consumer, Business Banking, Small Business Assets: $14.4 billion Mortgage Banking Loans: $9.0 billion Wealth Management / Private Banking Deposits: $10.1 billion Investment Commercial Real Estate Wealth Mgmt: $4.4 billion Commercial Finance $2.7 billion AUM $1.7 billion brokerage NASDAQ: FFBC 3.37% 3.66% 3.63% 2.48% 2.69% $30.65 $29.70 $23.72 $24.06 $24.22 www.bankatfirst.com 2Q18 3Q18 4Q18 1Q19 2Q19 Share Price Dividend Yield 4

Current Priorities Achieve targeted income and balance sheet growth objectives Develop / begin implementation of strategic technology roadmap Execute acquisition strategy Prioritize fee based businesses: wealth, capital markets In-market bank acquisitions that provide improved market share or niche businesses / expertise Continue transformation of distribution network Open new flagship location in downtown Cincinnati Speed transition to advising functions Consolidate / close existing locations Limited openings in strategic locations Drive associate engagement and cultural development Complete development of CECL framework 5

Bannockburn Transaction Overview First Financial will acquire Cincinnati based Bannockburn Global Forex, LLC (“BBFX”), a capital markets firm specializing in foreign exchange payments, hedging, and other fee- based advisory services to small and medium enterprise (“SME”) clients Highly-additive transaction, consistent with FFBC’s previously communicated strategic focus on growing fee income Strategic Benefits Transaction Detail Financial Impact • Adds >$30mm of fee income • ~$110mm transaction value • Low-single digit GAAP EPS accretion / mid-single digit • FFBC Fee Income / Revenue • ~4.7mm shares and $3.7mm in Cash EPS accretion increases by ~400 bps cash1 • Enhances ROA and ROATCE • Meaningful cross-sell • All key BBFX team members opportunities to both sets of will enter into retention • IRR > 40%; ~100% free cash existing clients agreements flow generation • Counter-cyclical – BBFX’s • BBFX team previously worked • TBV earnback < 5 years activity increases in downturns at a large regional bank under FFB’s Chief Commercial Executive Attractive risk / reward profile, with shared history and strong cultural alignment 1 Consideration includes an option for BBFX shareholders to elect up to $50 million in cash at close in exchange for 2.06 million shares if FFBC stock price as of three days before closing is less than $24.25 6

4th & Vine – Opened 8/12/19 New 15,000 sq. ft. First Innovation Center and Downtown Cincinnati Banking Hub Site Multi-use spaces free for the community including multiple conference rooms, areas for shared workspace, and 5,000 sq. ft. for seminars and events Financial wellbeing tech table Office/workspace for front facing associates representing most revenue lines of business Includes 1,500 sq. ft. full service branch Dog friendly 7

Capital Strategy & Deployment Tangible Book Value Per Share Strategy & Deployment 2Q19 share repurchase inactivity $12.79 primarily due to previously announced Bannockburn acquisition $12.19 $11.72 Board of directors approved $0.01 $11.25 $11.01 increase in dividend to $0.23; results in a 3.8% dividend yield Targeted dividend payout ratio remains 40-45% 2Q18 3Q18 4Q18 1Q19 2Q19 Tangible Book Value per Share 8

Revenue Growth Strategies 9

Franchise Growth Plans 10

Market Centric Strategies METRO MARKETS COMMUNITY MARKETS HEADQUARTERS NATIONAL Louisville, KY Southeastern IN Columbus, OH South Central IN Greater Cincinnati Industry Specific Indianapolis, IN Northwest IN Northern KY Dayton, OH Northern OH th Low brand awareness High brand awareness 4 in market share Niche offering Low market share High market share All business lines represented Hometown Community Deepen relationships Build relationships through becoming Significant branch network the Premier Business Bank Oak Street Funding Expand product offering Alternative to larger banks Bank the business, the business owners and the employees Mass player, based on brand, First Franchise Capital Word-of-mouth referrals reputation and legacy Leads to targeted growth across all business lines Leads to organic growth Visible presence Large associate population 11

Invest in First Financial Experienced and proven management team Increased scale to invest in franchise Proven & sustainable business model Well managed through the cycle Conservative operating philosophy Consistent profitability – 115 consecutive quarters Top quartile performer – ROAA, ROATCE, Efficiency Robust capital management Prudent steward of shareholders’ capital Strong asset quality Well defined M&A strategy Selective markets, products & asset diversification 12

Invest in First Financial Total Shareholder Return1,2,3,4 67.5% 64.1% 50.5% 40.5% 35.6% 35.4% 19.4% 13.2% 3.9% -3.6% -9.8% -18.5% 5 Year 3 Year 1 Year YTD 2019 FFBC KBW Peer Median KBW Peer Top Quartile 1 Includes dividend reinvestment. 2 Peer group includes KBW regional bank index peers. 3 Based on stock price as of 06/30/2019. 4 Beginning date is 07/01/2018 for the 1-year return, 07/01/2016 for the 3-year return, and 07/01/2014 for the 5-year return. 13

Presentation Contents About First Financial Bancorp Financial Performance Appendix 14

2Q 2019 Results 115th Consecutive Quarter of Profitability Net income = $52.7 million or $0.53 per diluted share. Adjusted1 net income = $57.4 million or $0.58 per diluted share,2. Profitability Return on average assets = 1.50%. Adjusted1 return on average assets = 1.63%. Return on average shareholders’ equity = 9.85%. Adjusted1 return on average shareholders’ equity = 10.72%. Return on average tangible common equity = 17.33%1. Adjusted1 return on average tangible common equity = 18.87%. Net interest income = $122.3 million. Net interest margin of 3.99% on a GAAP basis; 4.04% on a fully tax equivalent basis1. Noninterest income = $34.6 million; $34.6 million1 as adjusted. Income Statement Noninterest expense = $84.4 million; $78.9 million1 as adjusted for merger related items. Efficiency ratio = 53.76%. Adjusted 1 efficiency ratio = 50.26%. Effective tax rate of 20.0%. Adjusted 1 effective tax rate of 19.6%. EOP assets increased $363.4 million compared to the linked quarter to $14.4 billion. EOP loans increased $171.6 million compared to the linked quarter to $9.0 billion. Balance Sheet Average deposits increased $28.7 million compared to the linked quarter to $10.1 billion. EOP investment securities increased $46.9 million compared to the linked quarter. Provision expense = $6.7 million. Net charge-offs = $1.8 million. NCOs / Avg. Loans = 0.08% annualized. Asset Quality Nonperforming Loans / Total Loans = 0.99%. Nonperforming Assets / Total Assets = 0.62%. ALLL / Nonaccrual Loans = 119.86%. ALLL / Total Loans = 0.69%. Classified Assets / Total Assets = 1.02%. Total capital ratio = 14.20%. Tier 1 common equity ratio = 12.00%. Capital Tangible common equity ratio = 9.34%. Tangible book value per share = $12.79. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 2 See Slide 17 for Adjusted Earnings detail. 15

2Q 2019 Highlights Solid quarterly earnings Adjusted1 earnings per share - $0.58 Adjusted1 return on assets – 1.63% Adjusted1 return on average tangible common equity – 18.87% Net income reduced by $5.2 million of severance and merger related expenses Strong loan growth Loan balances increased $171.6 million compared to the linked quarter Strong growth surpassed expectations; driven by ICRE and mortgage banking Modest deposit growth primarily in public funds and retail CDs Seasonal public fund growth and higher retail CDs more than offset declines in money markets and brokered CDs Net interest margin in line with expectations Decline driven by higher funding costs and day count Strong fee income growth $7.8 million, or 29.1% increase in fee income compared to the linked quarter Driven by record client derivative fees and strong mortgage banking activity in addition to higher bankcard and service charge income Disciplined expense management Adjusted1 noninterest expense of $78.9 million; Includes $0.8 million contribution to the First Financial Foundation Stable credit quality continues to be affected by franchise relationship discussed in the first quarter Provision expense of $6.7 million; $4.0 million of additional reserves related to the franchise relationship Strong Capital ratios Total capital of 14.20%; Tier 1 common equity of 12.00%; Tangible common equity of 9.34% Tangible book value increased to $12.79 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 16

Adjusted1 Net Income The table below lists certain adjustments that the Company believes is significant to understanding our quarterly performance. 2Q 2019 1Q 2019 As Reported Adjusted As Reported Adjusted Net interest income $ 122,302 $ 122,302 $ 121,515 $ 121,515 Provision for loan and lease losses $ 6,658 $ 6,658 $ 14,083 $ 14,083 Noninterest income $ 34,638 $ 34,638 $ 26,827 $ 26,827 less: gains (losses) on investment securities - 52 A - (34) A Total noninterest income $ 34,638 $ 34,586 $ 26,827 $ 26,861 Noninterest expense $ 84,378 $ 84,378 $ 78,499 $ 78,499 less: severance and merger-related expenses - 5,187 A - 1,734 A less: other - 336 A - 78 A Total noninterest expense $ 84,378 $ 78,855 $ 78,499 $ 76,687 Income before income taxes $ 65,904 $ 71,375 $ 55,760 $ 57,606 Income tax expense $ 13,201 $ 13,201 $ 9,921 $ 9,921 less: tax effect of executive compensation - 365 - - plus: tax effect of adjustments (A) @ 21% statutory rate - 1,150 - 388 Total income tax expense $ 13,201 $ 13,986 $ 9,921 $ 10,309 Net income $ 52,703 $ 57,389 $ 45,839 $ 47,297 Net earnings per share - diluted $ 0.53 $ 0.58 $ 0.47 $ 0.48 Pre-tax, pre-provision return on average assets 2.06% 2.22% 2.03% 2.08% 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts. 17

Profitability Diluted EPS Return on Average Assets 1.64% 1.72% 1.63% $0.61 1.60% $0.57 $0.58 $0.58 1.38% $0.48 1.59% $0.56 1.45% 1.50% $0.51 $0.53 1.33% $0.47 1.05% $0.37 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 1 1 Diluted EPS Adjusted EPS ROA Adjusted ROA Return on Avg Tangible Common Equity Efficiency Ratio 21.00% 20.83% 21.29% 18.87% 67.5% 56.1% 53.6% 52.9% 53.8% 16.45% 51.6% 51.1% 49.3% 51.7% 50.3% 18.5% 19.6% 17.3% 16.0% 13.7% 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 1 1 ROATCE Adjusted ROATCE Efficiency Ratio Adjusted Efficiency Ratio 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 18

Net Interest Margin Net Interest Margin (FTE) 2Q19 NIM (FTE) Progression 1Q19 4.10% 4.21% 4.15% 4.12% 4.10% 4.04% Asset yield and mix -0.01% 0.29% 0.29% 0.29% 0.23% 0.23% Loan fees 0.01% 0.17% 0.11% 0.15% 0.13% 0.12% Funding costs and mix -0.05% 3.75% 3.76% 3.71% 3.70% 3.69% Purchase accounting 0.01% Day count -0.02% 2Q18 3Q18 4Q18 1Q19 2Q19 Basic Margin (FTE) Loan Fees Purchase accounting 2Q19 4.04% 19

Average Balance Sheet Average Loans Average Deposits 5.73% 5.69% 5.53% 5.73% 5.49% 0.78% 0.82% 0.68% 0.57% 0.59% $8,933 $8,849 $8,766 $8,773 $8,853 $10,383 $9,888 $10,050 $10,068 $10,096 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Gross Loans Loan Yield (Gross)1 Total Deposits Cost of Deposits Average Securities 3.44% 3.30% 3.29% 3.16% 3.21% $3,157 $3,168 $3,205 $3,356 $3,409 2Q18 3Q18 4Q18 1Q19 2Q19 Average Investment Securities Investment Securities Yield All dollars shown in millions 1 Includes loans fees and purchase accounting accretion 20

Loan Portfolio Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) Total $9.0 Billion ICRE $189.8 $1,100 Commercial -$21.3 12% 1 $2,950 Small Business Banking -$27.9 $1,065 33% 12% Consumer -$7.3 $884 Mortgage $47.9 10% Commercial Finance -$7.5 $1,221 $1,761 13% 20% Other -$2.1 ICRE Commercial Small Business Banking Consumer Total growth/(decline): Mortgage1 Commercial Finance $171.6 million 1 Decline primarily related to commercial real estate loans All dollars shown in millions. 21

Loan Portfolio C&I Loans by Industry 1 CRE Loans by Collateral 2 C&I Loans: $3.7B CRE Loans: $3.3B Nursing/Assisted Living Manufacturing Hotel/Motel 7% 11% 13% Strip Center Accommodation Office 6% and Food 15% Services Real Estate Residential, 1-4 15% 11% Family 5% Agriculture 6% Finance and Restaurant Insurance Health Care 3% 16% 6% Retail 17% Industrial Facility 3% Wholesale Trade Medical Office 5% 2% Other All others Residential, Multi 15% Other Services 14% 5% Family 5+ 17% Professional Retail Trade & Tech 4% 4% 1 Industry types included in Other representing greater than 1% of total C&I loans include Construction, Public Administration, Transportation & Warehousing, Waste Management, Arts, Entertainment, & Recreation, and Educational Services. Includes owner-occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Student Housing, Warehouse, Commercial Lot, Mini Storage, and Real Estate IUB Other. 22

Deposits Deposit Product Mix (Avg) 2Q19 Average Deposit Progression Total $10.1 billion Interest-bearing demand -$1.4 $1,353 $2,316 13% 23% Public Funds $112.8 $1,565 16% Savings $1.3 $688 7% Money Markets -$74.2 $892 $1,443 9% Retail Time Deposits $41.0 14% $1,839 18% Brokered CDs -$42.9 Interest-bearing demand Public Funds Noninterest-bearing -$7.9 Savings Money Markets Retail Time Deposits Brokered CDs Noninterest-bearing Total growth/(decline): $28.7 million All dollars shown in millions. 23

Investment Portfolio Total EOP investments of approximately $3.4 billion Investment portfolio / total assets = approximately 24% Portfolio duration = estimated 3.0 years Portfolio Composition Portfolio Quality Corporate Non-Agency pass- Debt obligations of U.S. securities, 2% through securities, 3% Government Agency, 1% Regulatory AA+, stock, 4% 6% AA, FRB/FHLB Stock, 4% AAA, 19% Non-Agency 4% CMOs, 6% AA-, 3% Agency CMOs, 23% A+, 3% Agency pass- BBB, 1% through A-, 1% securities, 12% Other, 9% Commercial MBSs, 17% Asset-backed securities, 15% Agency, 50% Municipal bond securities, 17% 24

Noninterest Income and Noninterest Expense Noninterest Income Noninterest Expense1 Total $34.6 million Total $84.4 million $6,042 $15,591 18% $9,819 18% 28% $3,432 $4,984 10% 6% $9,818 $53,985 $4,905 $3,943 12% 64% 14% 11% $6,497 19% Service Charges Wealth Mgmt Salaries and benefits Occupancy and equipment Bankcard Client derivatives Data processing Other Gains from sales of loans Other 1 Includes $5.5 million of merger-related & other non-operating expenses FTE 2,118 2,028 2,073 2,087 2,076 2Q18 3Q18 4Q18 1Q19 2Q19 All dollars shown in thousands. 25

Asset Quality Classified Assets / Total Assets Nonperforming Assets / Total Assets 1.00% 1.00% 1.01% 1.02% 0.94% 0.63% 0.60% 0.62% $147.8 0.46% 0.47% $139.3 $138.9 $142.0 $131.7 $90.2 $88.2 $83.9 $64.2 $64.6 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Classified Assets Classified Assets / Total Assets NPAs NPAs / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense 0.64% 0.18% 0.29% -0.02% $13.9$14.1 0.08% 0.65% 0.64% 0.64% 0.69% 0.61% $61.5 $54.1 $57.7 $56.5 $56.7 $6.7 $6.5 $5.3 $4.0 $3.7 $3.2 -$0.4 $1.8 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Allowance for Loan Losses ALLL / Total Loans NCOs Provision Expense NCOs / Average Loans All dollars shown in millions. 26

Capital Total Capital Ratio Tier 1 Common Equity Ratio 14.10% 14.24% 14.20% 11.87% 12.03% 12.00% 13.36% 13.77% 11.52% 12.50% 10.50% 11.15% 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Total Capital Ratio Target Tier 1 Common Equity Ratio Target Tangible Common Equity Ratio 9.15% 9.34% 8.79% 8.53% 8.30% 7.50% 2Q18 3Q18 4Q18 1Q19 2Q19 Tangible Common Equity Ratio Target All capital numbers are considered preliminary. 27

3Q19 Outlook1 Annualized loan growth expected to be in the mid single digits on a percentage Balance Sheet basis NIM (FTE) 3.70 - 3.75%, excluding purchase accounting impact Net Interest Margin Compares to 3.81% in 2Q19 Credit Credit outlook remains stable Noninterest income2 $27 - $29 million Includes $3 million expected impact from Durbin Noninterest Expense2 $77 - $79 million Efficiency ratio of 51 – 53% Capital All capital ratios expected to exceed current internal targets Flexibility to evaluate additional deployment opportunities Taxes Effective tax rate of approximately 19.5% M&A Update Bannockburn expected to close in late third quarter 1 See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 2 Management’s estimated outlook excludes merger-related activities. 28

Presentation Contents About First Financial Bancorp Financial Performance Appendix 29

Appendix: Our Markets Greater Cincinnati Indianapolis Loans $2.7 billion Loans $1.0 billion Deposits $3.0 billion Deposits $0.7 billion Deposit Market Share #4 (3.2%) Deposit Market Share #14 (1.6%) Banking Centers 54 Banking Centers 10 Fortune 500 Companies 8 Fortune 500 Companies 2 Central OH Louisville Loans $1.1 billion Loans $0.6 billion Deposits $0.4 billion Deposits $0.4 billion Deposit Market Share #13 (0.8%) Deposit Market Share #12 (1.9%) Banking Centers 5 Banking Centers 13 Fortune 500 Companies 5 Fortune 500 Companies 3 Community Markets Commercial Finance (National) Loans $1.6 billion Loans $1.1 billion Deposits $4.5 billion Banking Centers 77 All numbers as of 06/30/2019 except deposit market share which is as of 6/30/2018. Loan and deposit balances exclude special assets, loan marks, other out of market and corporately held balances. 30

Appendix: Non-GAAP Measures The Company’s earnings release and accompanying presentation contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 31

Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Three months ended June 30, Mar. 31, Dec. 31, Sep. 30, June 30, 2019 2019 2018 2018 2018 Net interest income $ 122,302 $ 121,515 $ 125,959 $ 123,485 $ 123,979 Tax equivalent adjustment 1,416 1,523 1,442 1,567 1,420 Net interest income - tax equivalent $ 123,718 $ 123,038 $ 127,401 $ 125,052 $ 125,399 Average earning assets $ 12,294,911 $ 12,163,751 $ 12,003,073 $ 12,056,627 $ 12,120,000 Net interest margin1 3.99% 4.05% 4.16% 4.06% 4.10 % Net interest margin (fully tax equivalent)1 4.04% 4.10% 4.21% 4.12% 4.15% 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons. All dollars shown in thousands. 32

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP ratios Three months ended YTD June 30, Mar. 31, Dec. 31, Sep. 30, June 30, June 30, June 30, (Dollars in thousands, except per share data) 2019 2019 2018 2018 2018 2019 2018 Net income (a) $ 52,703 $ 45,839 $ 55,014 $ 50,657 $ 36,418 $ 98,542 $ 66,924 Average total shareholders' equity 2,146,997 2,094,234 2,042,884 2,021,400 2,000,093 2,120,762 1,467,741 Less: Goodwill (879,726) (878,541) (878,669) (882,917) (883,179) (879,137) (545,507) Other intangibles (37,666) (39,900) (42,305) (43,830) (44,383) (38,777) (24,141) MSR's (9,906) (9,896) (9,986) (9,183) (9,895) (9,901) (5,714) Average tangible equity (b) 1,219,699 1,165,897 1,111,924 1,085,470 1,062,636 1,192,947 892,379 Total shareholders' equity 2,188,189 2,130,419 2,078,249 2,035,520 2,012,937 2,188,189 2,012,937 Less: Goodwill (879,727) (879,727) (880,251) (881,033) (883,025) (879,727) (883,025) Other intangibles (36,349) (38,571) (40,805) (43,356) (42,891) (36,349) (42,891) MSR's (10,086) (9,891) (9,974) (9,971) (8,740) (10,086) (8,740) Ending tangible equity (c) 1,262,027 1,202,230 1,147,219 1,101,160 1,078,281 1,262,027 1,078,281 Total assets 14,437,663 14,074,263 13,986,660 13,842,667 13,920,167 14,437,663 13,920,167 Less: Goodwill (879,727) (879,727) (880,251) (881,033) (883,025) (879,727) (883,025) Other intangibles (36,349) (38,571) (40,805) (43,356) (42,891) (36,349) (42,891) MSR's (10,086) (9,891) (9,974) (9,971) (8,740) (10,086) (8,740) Ending tangible assets (d) 13,511,501 13,146,074 13,055,630 12,908,307 12,985,511 13,511,501 12,985,511 Risk-weighted assets (e) 10,674,394 10,358,805 10,241,159 10,222,466 10,251,147 10,674,394 10,251,147 Total average assets 14,102,733 13,952,551 13,768,958 13,822,675 13,956,360 14,028,058 11,407,429 Less: Goodwill (879,726) (878,541) (878,669) (882,917) (883,179) (879,137) (545,507) Other intangibles (37,666) (39,900) (42,305) (43,830) (44,383) (38,777) (24,141) MSR's (9,906) (9,896) (9,986) (9,183) (9,895) (9,901) (5,714) Average tangible assets (f) $ 13,175,435 $ 13,024,214 $ 12,837,998 $ 12,886,745 $ 13,018,903 $ 13,100,243 $ 10,832,067 Ending shares outstanding (g) 98,647,690 98,613,872 97,894,286 97,914,526 97,904,897 98,647,690 97,904,897 Ratios Return on average tangible shareholders' equity (a)/(b) 17.33% 15.95% 19.63% 18.52% 13.75% 16.66% 15.12% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 9.34% 9.15% 8.79% 8.53% 8.30% 9.34% 8.30% Risk-weighted assets (c)/(e) 11.82% 11.61% 11.20% 10.77% 10.52% 11.82% 10.52% Average tangible equity as a percent of average tangible assets (b)/(f) 9.26% 8.95% 8.66% 8.42% 8.16% 9.11% 8.24% Tangible book value per share (c)/(g) $ 12.79 $ 12.19 $ 11.72 $ 11.25 $ 11.01 $ 12.79 $ 11.01 All dollars shown in thousands. 33

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP measures 2Q19 1Q19 4Q18 3Q18 2Q18 (Dollars in thousands, except per share data) As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) $ 122,302 $ 122,302 $ 121,515 $ 121,515 $ 125,959 $ 125,959 $ 123,485 $ 123,485 $ 123,979 $ 123,979 Provision for loan and lease losses (j) 6,658 6,658 14,083 14,083 5,310 5,310 3,238 3,238 3,735 3,735 plus: provision expense adjustment Noninterest income 34,638 34,638 26,827 26,827 29,504 29,504 28,684 28,684 28,256 28,256 less: gains from the redemption of off balance sheet securitizations (1,645) plus: Bankcard interchange 340 341 less: gains (losses) on sale of investment securities 52 (34) (60) (279) (30) Total noninterest income (g) 34,638 34,586 26,827 26,861 29,504 27,919 28,684 29,303 28,256 28,627 Noninterest expense 84,378 84,378 78,499 78,499 83,352 83,352 85,415 85,415 102,755 102,755 less: severance and merger-related expenses 5,187 1,734 7,485 7,405 23,943 less: other 336 78 Total noninterest expense (e) 84,378 78,855 78,499 76,687 83,352 75,867 85,415 78,010 102,755 78,812 Income before income taxes (i) 65,904 71,375 55,760 57,606 66,801 72,701 63,516 71,540 45,745 70,059 Income tax expense 13,201 13,201 9,921 9,921 11,787 11,787 12,859 12,859 9,327 9,327 plus: tax effect of adjustments 785 388 1,239 1,685 5,106 Total income tax expense (h) 13,201 13,986 9,921 10,309 11,787 13,026 12,859 14,544 9,327 14,433 Net income (a) $ 52,703 $ 57,389 $ 45,839 $ 47,297 $ 55,014 $ 59,675 $ 50,657 $ 56,996 $ 36,418 $ 55,626 Average diluted shares (b) 98,648 98,648 98,436 98,436 98,468 98,468 98,484 98,484 98,432 98,432 Average assets (c) 14,102,733 14,102,733 13,952,551 13,952,551 13,768,958 13,768,958 13,822,675 13,822,675 13,956,360 13,956,360 Average shareholders' equity 2,146,997 2,146,997 2,094,234 2,094,234 2,042,884 2,042,884 2,021,400 2,021,400 2,000,093 2,000,093 Less: Goodwill and other intangibles (927,298) (927,298) (928,337) (928,337) (930,960) (930,960) (935,930) (935,930) (937,457) (937,457) Average tangible equity (d) 1,219,699 1,219,699 1,165,897 1,165,897 1,111,924 1,111,924 1,085,470 1,085,470 1,062,636 1,062,636 Ratios Net earnings per share - diluted (a)/(b) $ 0.53 $ 0.58 $ 0.47 $ 0.48 $ 0.56 $ 0.61 $ 0.51 $ 0.58 $ 0.37 $ 0.57 Return on average assets - (a)/(c) 1.50% 1.63% 1.33% 1.38% 1.59% 1.72% 1.45% 1.64% 1.05% 1.60% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 2.06% 2.22% 2.03% 2.08% 2.08% 2.25% 1.92% 2.15% 1.42% 2.12% Return on average tangible shareholders' equity - (a)/(d) 17.33% 18.87% 15.95% 16.45% 19.63% 21.29% 18.52% 20.83% 13.75% 21.00% Efficiency ratio - (e)/((f)+(g)) 53.8% 50.3% 52.9% 51.7% 53.6% 49.3% 56.1% 51.1% 67.5% 51.6% Effective tax rate - (h)/(i) 20.0% 19.6% 17.8% 17.9% 17.6% 17.9% 20.2% 20.3% 20.4% 20.6% 34

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